UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21464

Name of Fund:  BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Floating Rate Income Strategies Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/07

Date of reporting period: 03/01/06 - 02/28/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Floating Rate
Income Strategies Fund II, Inc.


ANNUAL REPORT    FEBRUARY 28, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock Floating Rate Income Strategies Fund II, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Floating Rate Income Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Floating Rate Income Strategies Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
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BlackRock Floating Rate Income Strategies Fund II, Inc.


The Benefits and Risks of Leveraging


BlackRock Floating Rate Income Strategies Fund II, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stock holders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:


Total Returns as of February 28, 2007                                      6-month       12-month
U.S. equities (Standard & Poor's 500 Index)                                + 8.93%        +11.97%
Small cap U.S. equities (Russell 2000 Index)                               +10.76         + 9.87
International equities (MSCI Europe, Australasia, Far East Index)          +12.17         +21.07
Fixed income (Lehman Brothers Aggregate Bond Index)                        + 3.66         + 5.54
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 2.89         + 4.96
High yield bonds (Credit Suisse High Yield Index)                          + 8.62         +12.36


If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



A Discussion With Your Fund's Portfolio Managers


Fund performance during the fiscal year benefited most from our use of leverage in what was a relatively strong period for non-investment grade markets.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2007, the Common Stock of BlackRock Floating Rate Income Strategies Fund II, Inc. had net annualized yields of 8.03% and 8.37%, based on a year-end per share net asset value of $19.28 and a per share market price of $18.50, respectively, and $1.548 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +8.31%, based on a change in per share net asset value from $19.39 to $19.28, and assuming reinvestment of all distributions. The Fund's unmanaged benchmark, which is comprised 80% of the Credit Suisse Leveraged Loan Index and 20% of the Credit Suisse High Yield Index, returned +8.52% for the 12-month period.

For the six-month period ended February 28, 2007, the total investment return on the Fund's Common Stock was +5.20%, based on a change in per share net asset value from $19.23 to $19.28, and assuming reinvestment of all distributions. The composite benchmark returned +5.06% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The leveraged loan market, as measured by the Credit Suisse Leveraged Loan Index, returned +7.57% for the annual period, while the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +12.36%. Despite some volatility late in the reporting period, the non-investment grade markets continued to post strong results. The leveraged loan market posted positive returns in all of the past 12 months, while the high yield market saw positive returns in 11 of the past 12 months. The markets have been aided by the continuation of historically low default rates and strong inflows into the asset classes, both of which have helped to support the prices of the underlying issues.

Support for the leveraged loan market also came from soaring investor demand, which pushed spreads to new lows. The primary driver of this demand is collateralized loan obligations (CLOs), which now account for approximately two-thirds of the leveraged loan market. The cost of funding for these CLOs has dropped dramatically over the past few years, enabling the structured finance vehicles to absorb bank loans at increasingly tighter spreads and still achieve their targeted equity returns. The fact that default rates are at historic lows also has assisted this trend. To supply the CLO juggernaut, the demand for bank loans has been so voracious that we've actually seen bond deals migrate to the loan market, a reversal of historic flows that typically saw deals move from loans into bonds. This trend has marginally curtailed the supply of high yield bonds, keeping spreads there tighter than they otherwise would be.


What factors most influenced Fund performance?

The portfolio is very well diversified among industries and issuers and has generally favored the higher-rated tier of the high yield spectrum. In the first half of the fiscal period, prior to the combination of Merrill Lynch Investment Managers and BlackRock, the Fund had a fairly high cash position, made relatively low use of leverage and was more conservatively positioned versus the bank loan and high yield markets in general. The conservative positioning early in the period hindered performance. The Fund later increased its use of leverage, reduced its cash position and has been positioned more in line with the representative bank loan and high yield markets, and this has benefited performance amid the markets' strength.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



What changes were made to the Fund during the period?

During the period, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, including Fund Asset Management, L.P., with BlackRock, Inc. to form a new independent company. While this resulted in some additions to the portfolio management team, there was no change in the overall investment philosophy or focus of the Fund. The Fund finished the period by making more extensive use of its leverage lines. (For a complete explanation of the benefits and risks of leveraging, refer to page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

While volatility picked up at the end of the period, resulting in an investor flight to quality, fundamental and technical valuations remained favorable for the leveraged loan and high yield markets. Even with the noise at the end of the reporting period, the leveraged loan market posted a return of +.74% in February, while the high yield market posted a return of better than +1%. This marked the seventh month out of eight in which the Credit Suisse High Yield Index posted monthly returns in excess of 1% and the eighth consecutive month that the Credit Suisse Leveraged Loan Index posted returns of at least +.50%. Market fundamentals remain very strong, with default rates near historical lows and a new-issue calendar that is just beginning to satisfy the non-investment grade investor.

By and large, borrowers continue to have access to strong liquidity, another force keeping default rates low. Moreover, earnings are expected to grow strongly over the near-term. In our view, with such conditions in place for the bank loan market, investors appear encouraged and ready to support new deals and further spread tightening in the sector.


Kevin J. Booth
Portfolio Manager


Mark J. Williams
Portfolio Manager


April 3, 2007



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Portfolio Information


As of February 28, 2007


                                                       Percent of
Ten Largest Holdings                                   Net Assets

Intelsat Corp. Term Loan B, 7.86%
   due 1/03/2014                                           3.9%
Calpine Generating Co. LLC Second Lien
   Term Loan, 11.07% due 3/12/2010                         3.4
Charter Communications, Inc. Term Loan,
   7.985% due 4/28/2013                                    3.0
Graham Packaging Co. LP Term Loan B,
   7.625% - 7.688% due 10/07/2011                          2.8
Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
   8.614% due 4/30/2011                                    2.7
Rockwood Specialties Group, Inc. Tranche E Term
   Loan, 7.36% due 12/10/2012                              2.3
Intelsat Bermuda Ltd., 8.872% due 1/15/2015                2.3
Riverside Energy Center Term Loan, 9.61%
   due 6/24/2011                                           2.1
Idearc Inc. Term Loan, 7.33% due 11/15/2014                2.0
American Real Estate Partners LP, 7.125%
   due 2/15/2013                                           1.9



                                                       Percent of
Five Largest Industries                                Net Assets

Cable--U.S.                                               18.2%
Utility                                                   16.3
Diversified Media                                          7.6
Housing                                                    6.6
Manufacturing                                              6.4

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This defintion may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                         Total
Quality Ratings by S&P/Moody's                        Investments

BBB/Baa                                                    0.7%
BB/Ba                                                     30.2
B/B                                                       58.0
CCC/Caa                                                    3.5
NR (Not Rated)                                             7.1
Other*                                                     0.5


 * Includes portfolio holdings in common stocks.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Schedule of Investments as of February 28, 2007               (in U.S. dollars)


          Face
        Amount  Floating Rate Loan Interests**                         Value

Aerospace & Defense--3.3%

USD  1,584,000  IAP Worldwide Services, Inc. First Lien Term
                   Loan, 9.688% due 12/30/2012                   $    1,586,970
    1,392,708   K&F Industries, Inc. Term Loan C, 7.32%
                   due 11/18/2013                                     1,399,237
     1,634,615  Standard Aero Holdings Term Loan,
                   7.57% - 7.61% due 8/24/2012                        1,641,767
                Vought Aircraft Industries, Inc.:
     1,648,376        Term Loan, 7.88% due 12/22/2011                 1,658,679
       320,000        Tranche B Line of Credit Deposit,
                      7.82% due 12/22/2010                              322,533
                                                                 --------------
                                                                      6,609,186

Airlines--0.7%

     1,000,000  Delta Air Lines Debtor in Possession Term
                   Loan B, 10.098% due 3/16/2008                      1,004,583
       500,000  United Air Lines, Inc. Term Loan B, 7.375%
                   due 1/30/2014                                        502,032
                                                                 --------------
                                                                      1,506,615

Automotive--4.4%

       250,000  Delphi Automotive Systems Term Loan, 7.625%
                   due 12/31/2007                                       250,629
       992,500  GPX International Tire Corp. Term Loan B,
                   7.82% - 7.92% due 4/06/2012                          982,575
     1,492,500  JL French Corp. First Lien Term Loan B, 8.375%
                   due 6/05/2011                                      1,454,255
     1,000,000  Keystone Automotive Operations Inc. Term Loan,
                   8.82% due 1/15/2012                                1,007,500
                Metaldyne Corp.:
        57,692        Letter of Credit, 8.92% - 9.125%
                      due 1/15/2012                                      58,317
       418,269        Term Loan, 9.125% due 1/15/2014                   422,800
                Navistar International Transportation Corp.:
       400,000        Revolving Credit, 5.22% - 8.61%
                      due 6/30/2012                                     406,600
     1,100,000        Term Loan, 8.61% due 6/30/2012                  1,118,150
     2,000,000  OshKosh Truck Corp. Term Loan B, 7.35%
                   due 11/30/2013                                     2,015,714
     1,250,000  Visteon Corp. Term Loan, 8.38%
                   due 6/13/2013                                      1,261,875
                                                                 --------------
                                                                      8,978,415

Broadcasting--4.2%

     1,470,000  Entravision Communications Term Loan B, 6.86%
                   due 3/29/2013                                      1,474,288
       400,000  Multicultural Radio Broadcasting Inc. Term
                   Loan, 10% due 12/15/2012                             401,000
       750,000  NEP II, Inc. Term Loan B, 7.595% due 2/13/2014          757,266
                NextMedia Group, Inc.:
       518,844        Delay Draw Term Loan, 7.32% due 11/15/2012        517,547
     1,167,399        Term Loan, 7.32% due 11/15/2012                 1,164,481
     1,750,000  Paxson Communications Corp. First Lien Term
                   Loan, 8.61% due 1/15/2012                          1,789,375
     2,462,406  Spanish Broadcasting System, Inc. First Lien
                   Term Loan B, 7.12% due 6/10/2012                   2,466,511
                                                                 --------------
                                                                      8,570,468

Cable--U.S.--14.2%

     1,950,000  Bragg Communications Term Loan B, 7.11%
                   due 8/31/2011                                      1,954,875
                Cequel Communications:
     1,293,103        First Lien Term Loan A, 7.61%
                      due 11/05/2013                                  1,305,428
     1,000,000        Second Lien Term Loan A, 9.86%
                      due 5/04/2014                                   1,024,375



          Face
        Amount  Floating Rate Loan Interests**                         Value

Cable--U.S. (concluded)

USD  6,000,000  Charter Communications, Inc. Term Loan,
                   7.985% due 4/28/2013                          $    6,038,628
     3,000,000  Insight Midwest Holdings LLC, Term Loan B,
                   7.61% due 4/06/2014                                3,027,750
     7,860,300  Intelsat Corp. Term Loan B, 7.86%
                   due 1/03/2014                                      7,933,448
     1,970,063  Intelsat Ltd. Term Loan B, 7.61% due 6/27/2013        1,987,793
     2,265,000  MCC Iowa LLC Tranche A Term Loan, 7.37%
                   due 3/31/2010                                      2,245,181
     3,160,000  Mediacom LLC Term Loan C, 7.12% - 7.27%
                   due 1/31/2015                                      3,165,078
                                                                 --------------
                                                                     28,682,556

Chemicals--3.2%

     4,655,000  Rockwood Specialties Group, Inc. Tranche
                   E Term Loan, 7.36% due 12/10/2012                  4,691,658
     2,000,000  Wellman, Inc. Second Lien Term Loan, 12.11%
                   due 2/10/2010                                      1,724,000
                                                                 --------------
                                                                      6,415,658

Consumer--Durables--0.9%

     1,740,440  Simmons Co. Tranche D Term Loan,
                   7.375% - 7.438% due 12/19/2011                     1,750,592

Consumer--Non-Durables--1.2%

       756,000  Camelbak Products LLC First Lien Term Loan,
                   9.16% due 8/04/2011                                  745,920
     1,193,749  Culligan International Co. Term Loan, 7.07%
                   due 9/30/2011                                      1,195,241
       440,431  Renfro Corp. Term Loan B, 8.60% - 8.62%
                   due 9/30/2013                                        443,734
                                                                 --------------
                                                                      2,384,895

Diversified Media--7.5%

       300,000  Affinion Group Term Loan, 11.66% due 3/01/2012          296,750
     1,125,000  Alix Partners Term Loan, 7.86% due 10/30/2013         1,132,734
     4,000,000  Idearc Inc. Term Loan, 7.33% due 11/15/2014           4,032,500
       250,000  MediMedia International Term Loan,
                   7.772% - 7.86% due 11/15/2013                        250,938
     5,458,750  Metro-Goldwyn-Mayer Studios, Inc. Term
                   Loan B, 8.614% due 4/30/2011                       5,503,528
     1,000,000  Nielsen Finance LLC Term Loan, 8.125%
                   due 8/15/2013                                      1,009,010
EUR    500,000  PagesJaunes Group Term Loan C, 8.07%
                   due 1/11/2016                                        674,139
USD    500,000  Penton Media Term Loan, 7.625% due 2/15/2013            504,584
     1,757,174  RH Donnelley, Inc. Tranche D-2 Term Loan,
                   6.85% - 6.89% due 8/30/2011                        1,757,783
                                                                 --------------
                                                                     15,161,966

Energy--Exploration & Production--0.7%

       994,970  Helix Energy Solutions Term Loan,
                   7.32% - 7.36% due 7/01/2013                          999,945
       496,250  MEG Energy Corp. Term Loan, 7.375%
                   due 4/03/2013                                        499,429
                                                                 --------------
                                                                      1,499,374

Energy--Other--2.0%

                Alon USA, Inc.:
       884,444        Paramount Facility, 7.57% - 7.931%
                      due 6/22/2013                                     889,419
       110,556        Term Loan, 7.57% - 7.62%
                      due 6/22/2013                                     111,177



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Floating Rate Loan Interests**                         Value

Energy--Other (concluded)

                Coffeyville Resources LLC:
USD    162,162        Letter of Credit, 8.36% due 12/21/2013     $      164,257
       837,838        Term Loan B, 8.36% due 12/21/2013                 848,660
     1,000,000  Exco Resources, Inc. Term Loan,
                   10.938% - 11.375% due 10/31/2011                   1,008,750
       990,000  Key Energy Services, Inc. Term Loan B,
                   7.86% - 7.864% due 6/30/2012                         996,188
                                                                 --------------
                                                                      4,018,451

Financial--0.2%

       500,000  Harbinger Capital Partners Term Loan B,
                   7.57% due 2/28/2014                                  505,000

Food & Tobacco--3.6%

                Aramark Corp.:
        65,841        Letter of Credit, 7.445% due 1/30/2014             66,491
       934,159        Term Loan, 7.445% due 1/30/2014                   943,383
     3,000,000  Chiquita Brands International Term Loan C,
                   8.375% due 6/28/2012                               3,042,501
       921,525  Commonwealth Brands Term Loan, 7.625%
                   due 12/22/2012                                       924,980
                Dole Food Co., Inc.:
       139,535        Credit Linked Deposit, 5.23% - 9.25%
                      due 4/12/2013                                     139,604
     1,038,663        Term Loan C, 7.438% due 4/12/2013               1,039,182
       311,599        Tranche B, 7.438% due 4/12/2013                   311,755
       498,750  Quiznos LLC First Lien Term Loan, 7.63%
                   due 5/05/2013                                        500,759
       250,000  Sturm Foods Inc. Term Loan, 7.875%
                   due 1/30/2014                                        250,938
                                                                 --------------
                                                                      7,219,593

Gaming--3.1%

       400,000  Edge-Star Partners LLC First Lien Term Loan,
                   9.36% due 11/18/2007                                 400,000
       481,818  Green Valley Ranch Gaming LLC Term Loan,
                   7.36% due 1/29/2012                                  487,038
       985,000  Trump Entertainment Resorts Holdings LP Term
                   Loan B-1, 7.87% due 5/01/2012                        992,388
                Venetian Casino Resort LLC:
     1,000,000        Delay Draw Term Loan B, 7.12%
                      due 6/15/2011                                   1,007,212
     2,400,000        Term Loan, 7.12% due 6/15/2011                  2,417,309
     1,000,000  Venetian Macau U.S. Finance Co. LLC Term
                   Loan B, 8.12% due 5/25/2013                        1,010,125
                                                                 --------------
                                                                      6,314,072

Health Care--4.6%

                Community Health Systems, Inc. Term Loan:
     1,955,000        7.07% - 7.10% due 8/19/2011                     1,964,470
     1,496,250        7.06% due 12/15/2013                            1,503,498
     2,000,000  DaVita, Inc. Term Loan, 6.82% due 7/30/2012           2,010,500
       334,513  Duloxetine Royalty First Lien Term Loan,
                   9.86% due 10/18/2013                                 334,513
       918,919  Gentiva Health Services, Inc. Term Loan,
                   7.57% - 7.62% due 3/31/2013                          920,642
     1,000,000  HCA Inc. Term Loan A, 7.614% due 11/17/2012           1,011,417
     1,500,000  Health Management Associates, Inc. Term
                   Loan B, 7.07% due 1/15/2014                        1,510,782
                                                                 --------------
                                                                      9,255,822



          Face
        Amount  Floating Rate Loan Interests**                         Value

Housing--3.8%

USD  1,665,714  Associated Materials, Inc. Term Loan,
                   7.88% - 9.75% due 8/29/2010                   $    1,674,043
     1,845,703  Headwaters, Inc. First Lien Term Loan,
                   7.32% due 4/30/2011                                1,849,164
     2,147,815  Lake at Las Vegas Joint Venture First Lien
                   Term Loan, 10% - 12% due 11/01/2009                2,160,472
       496,250  Mattamy Group Term Loan, 7.625%
                   due 4/11/2013                                        498,421
     1,462,500  Nortek, Inc. Term Loan B, 7.35%
                   due 8/27/2011                                      1,469,813
                                                                 --------------
                                                                      7,651,913

Information Technology--2.9%

     1,228,785  Activant Solutions Term Loan, 7.375%
                   due 5/02/2013                                      1,229,553
                Dealer Comp Services:
     1,995,000        First Lien Term Loan, 7.845%
                      due 10/31/2012                                  2,013,526
     1,000,000        Second Lien Term Loan, 10.845%
                      due 10/31/2013                                  1,028,438
                Intergraph Corp:
       500,000        Second Lien Term Loan, 11.37%
                      due 11/15/2014                                    503,437
       500,000        Term Loan 7.87% due 5/15/2014                     503,438
       500,000  SunGard Data Systems, Inc. Term Loan, 7.36%
                   due 2/28/2014                                        504,727
                                                                 --------------
                                                                      5,783,119

Leisure--2.6%

     1,985,000  24 Hour Fitness Term Loan B, 7.86% - 7.87%
                   due 6/08/2012                                      1,996,579
       750,000  National Cinemedia LLC Term Loan B, 7.09%
                   due 2/28/2015                                        755,625
     2,541,383  True Temper Sports, Inc. Term Loan B,
                   8.61% - 8.67% due 3/15/2011                        2,541,383
                                                                 --------------
                                                                      5,293,587

Manufacturing--4.7%

     1,233,100  Amsted Industries, Inc. Term Loan B,
                   7.36% - 7.37% due 3/28/2013                        1,240,036
     1,385,454  Blount, Inc. US Term Loan B, 7.07%
                   due 8/09/2010                                      1,386,754
       500,000  Brand Energy Term Loan B, 7.625%
                   due 2/15/2014                                        505,625
     1,398,211  GenTek, Inc. First Lien Term Loan,
                   7.32% - 7.36% due 2/28/2011                        1,398,649
       744,163  John Maneely Co. Term Loan,
                   8.595% - 8.622% due 12/15/2013                       752,380
     1,939,194  Metokote Corp. First Lien Term Loan,
                   8.32% - 8.37% due 11/27/2011                       1,934,346
     2,262,105  Mueller Group LLC Term Loan B,
                   7.36% due 10/03/2012                               2,281,899
                                                                 --------------
                                                                      9,499,689

Packaging--3.7%

     1,822,906  Anchor Glass Container Corp. Term Loan B,
                   7.614% - 7.62% due 5/03/2013                       1,818,349
     5,693,927  Graham Packaging Co. LP Term Loan B,
                   7.625% - 7.688% due 10/07/2011                     5,753,406
                                                                 --------------
                                                                      7,571,755



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Floating Rate Loan Interests**                         Value

Paper--1.4%

USD    705,702  Boise Cascade Holdings LLC Term Loan,
                   7.094% - 7.125% due 10/28/2011                $      710,554
       990,000  Georgia-Pacific Corp. First Lien Term Loan,
                   7.345% - 7.364% due 2/14/2013                        998,663
                Smurfit-Stone Container Corp.:
       756,448        Term Loan B, 7.375% due 11/01/2011                763,325
       461,176        Term Loan C, 7.375% due 11/01/2011                465,369
                                                                 --------------
                                                                      2,937,911

Retail--1.6%

       500,000  Burlington Coat Factory Warehouse Corp. Term
                   Loan B, 7.61% due 4/15/2013                          500,205
       500,000  David's Bridal Inc. Term Loan B, 7.40%
                   due 1/30/2014                                        501,354
       781,867  General Nutrition Centers, Inc. Tranche B Term
                   Loan, 8.07% due 12/05/2009                           784,799
       500,000  Mattress Giant Term Loan B, 7.61% - 7.64%
                   due 2/28/2014                                        500,000
       860,760  The Neiman Marcus Group, Inc. Term Loan,
                   7.595% - 7.603% due 4/06/2013                        870,174
                                                                 --------------
                                                                      3,156,532

Service--4.0%

     1,000,000  Billing Services Group LLC First Lien Term
                   Loan, 7.875% due 5/05/2012                           990,000
       500,000  Brickman Group, Inc. Term Loan,
                   7.36% - 7.399% due 1/23/2014                         502,187
       750,000  Brock Holdings Term Loan, 7.32% due 2/28/2014           757,266
                EnergySolutions:
        12,579        Letter of Credit, 7.57% due 6/07/2013              12,689
       264,268        Term Loan B, 7.63% due 6/07/2013                  266,581
       119,370        Term Loan, 7.63% - 7.639% due 6/07/2013           120,414
       500,000  Kenan Transport Co. Term Loan C, 8.364%
                   due 12/16/2011                                       503,125
       750,000  Pearson Government Solutions Term Loan, 7.61%
                   due 2/28/2013                                        759,375
       990,158  RGIS Inventory Specialists Term Loan B, 7.864%
                   due 12/31/2012                                       989,540
       500,000  RiskMetrics Group Holdings LLC Term Loan,
                   7.595% due 1/15/2014                                 505,000
                United Rentals, Inc.:
     1,101,916        Term Loan, 7.32% due 2/14/2011                  1,113,624
        99,261        Tranche B Credit Linked Deposit, 5.322%
                      due 2/14/2011                                     100,316
     1,490,000  Vanguard Car Rental Term Loan, 8.32% - 8.36%
                   due 5/15/2013                                      1,503,969
                                                                 --------------
                                                                      8,124,086

Steel--0.2%

       500,000  McJunkin Corp. Term Loan, 7.595%
                   due 1/30/2014                                        505,000

Utility--12.9%

     1,500,000  Calpine Corp. Second Priority Debtor in
                   Possession Term Loan, 9.364% due 12/20/2007        1,512,499
                Calpine Generating Co. LLC:
     6,500,000        Second Lien Term Loan, 11.07% due 3/12/2010     6,781,125
     2,000,000        Term Loan, 9.10% due 4/01/2009                  2,027,222
                Generac Portable Products, Inc.:
       495,000        Term Loan, 7.82% due 11/15/2013                   495,928
       500,000        Second Lien Term Loan, 11.36% due 5/15/2014       498,750
                LSP Gen Finance Co. LLC:
     1,682,170        First Lien Term Loan, 7.114% due 5/04/2013      1,686,376
       500,000        Second Lien Term Loan, 8.864% due 5/04/2014       507,500



          Face
        Amount  Floating Rate Loan Interests**                         Value

Utility (concluded)

USD  1,427,677  LSP Kendall Energy Term Loan, 7.364%
                   due 10/07/2013                                $    1,421,134
                MACH Gen LLC:
        70,313        Letter of Credit, 7.323% due 2/22/2014             70,664
       679,688        Term Loan, 7.36% due 2/22/2014                    682,576
     1,000,000  NE Energy Term Loan B, 7.87% due 10/31/2013           1,012,000
     4,223,655  Riverside Energy Center Term Loan, 9.61%
                   due 6/24/2011                                      4,308,127
                Rocky Mountain Energy Center LLC:
       339,834        Credit Linked Deposit, 5.26% due 6/24/2011        346,630
     2,689,202        Term Loan, 9.61% due 6/24/2011                  2,742,986
                Wolf Hollow I LP:
       477,227        First Lien Term Loan, 7.617% due 6/22/2012        467,682
       500,000        Letter of Credit, 7.57% due 6/22/2012             490,000
     1,000,000        Second Lien Term Loan, 9.864%
                      due 12/22/2012                                  1,000,000
                                                                 --------------
                                                                     26,051,199

Wireless Communications--0.5%

     1,000,000  West Corp. Term Loan, 7.763% - 8.11%
                   due 10/31/2013                                     1,008,194

                Total Floating Rate Loan Interests
                (Cost--$185,288,955)--92.1%                         186,455,648



                Corporate Bonds

Automotive--0.6%

       250,000  AutoNation, Inc., 7.36% due 4/15/2013 (b)               253,750
       500,000  Ford Motor Credit Co., 9.81% due 4/15/2012 (b)          540,737
       500,000  The Goodyear Tire & Rubber Co., 9.14%
                   due 12/01/2009 (a)(b)                                505,000
                                                                 --------------
                                                                      1,299,487

Cable--U.S.--4.0%

     2,500,000  Charter Communications Holdings II LLC,
                   10.25% due 9/15/2010                               2,631,250
                Intelsat Bermuda Ltd. (a)(b):
       325,000        11.354% due 6/15/2013                             348,562
     4,505,000        8.872% due 1/15/2015                            4,611,994
       450,000  Quebecor Media, Inc., 7.75% due 3/15/2016               461,250
                                                                 --------------
                                                                      8,053,056

Chemicals--1.2%

     1,646,000  GEO Specialty Chemicals, Inc., 13.86%
                   due 12/31/2009 (b)                                 1,357,950
                Momentive Performance Materials, Inc. (a):
       175,000        9.75% due 12/01/2014                              183,312
       250,000        11.50% due 12/01/2016                             260,000
       580,000  NOVA Chemicals Corp., 8.502%
                   due 11/15/2013 (b)                                   580,000
                                                                 --------------
                                                                      2,381,262

Diversified Media--0.1%

       175,000  Quebecor World Capital Corp., 8.75%
                   due 3/15/2016 (a)                                    178,937



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Energy--Exploration & Production--0.2%

USD    365,000  Stone Energy Corp., 8.11%
                   due 7/15/2010 (a)(b)                          $      365,456

Energy--Other--1.0%

     2,000,000  Ocean RIG ASA, 9.36% due 4/04/2011 (b)                2,000,000

Financial--2.1%

     4,000,000  American Real Estate Partners LP, 7.125%
                   due 2/15/2013 (a)                                  3,940,000
       385,000  NCO Group, Inc., 10.23%
                   due 11/15/2013 (a)(b)                                386,925
                                                                 --------------
                                                                      4,326,925

Food & Tobacco--1.1%

       250,000  AmeriQual Group LLC, 9.50%
                   due 4/01/2012 (a)(b)                                 260,625
     2,000,000  Landry's Restaurants, Inc. Series B, 7.50%
                   due 12/15/2014                                     1,990,000
                                                                 --------------
                                                                      2,250,625

Gaming--3.0%

       225,000  Galaxy Entertainment Finance Co. Ltd.,
                   10.354% due 12/15/2010 (a)(b)                        238,500
     1,565,000  Little Traverse Bay Bands of Odawa Indians,
                   10.25% due 2/15/2014 (a)                           1,611,950
     1,000,000  Pinnacle Entertainment, Inc., 8.25%
                   due 3/15/2012                                      1,030,000
     3,000,000  Poster Financial Group, Inc., 8.75%
                   due 12/01/2011                                     3,120,000
                                                                 --------------
                                                                      6,000,450

Health Care--0.5%

       500,000  Angiotech Pharmaceuticals, Inc., 9.11%
                   due 12/01/2013 (a)(b)                                516,250
       500,000  The Cooper Cos., Inc., 7.125%
                   due 2/15/2015 (a)                                    505,000
                                                                 --------------
                                                                      1,021,250

Housing--2.8%

     3,000,000  CPG International, Inc., 12.117%
                   due 7/01/2012 (b)                                  3,090,000
     2,500,000  Masonite International Corp., 11%
                   due 4/06/2015 (a)                                  2,493,750
                                                                 --------------
                                                                      5,583,750

Information Technology--1.3%

       700,000  Freescale Semiconductor, Inc., 9.23%
                   due 12/15/2014 (a)(b)                                707,000
     2,000,000  Quantum Corp., 4.375% due 8/01/2010 (c)               1,880,000
                                                                 --------------
                                                                      2,587,000

Leisure--0.5%

       950,000  Travelport, Inc., 9.985% due 9/01/2014 (a)(b)           980,875

Manufacturing--1.6%

     3,000,000  International Rectifier Corp., 4.25%
                   due 7/15/2007 (c)                                  2,970,000
       318,000  Invensys Plc, 9.875% due 3/15/2011 (a)                  341,850
                                                                 --------------
                                                                      3,311,850

Metal--Other--0.0%

       100,000  FMG Finance Pty Ltd., 9.369%
                   due 9/01/2011 (a)(b)                                 105,000



          Face
        Amount  Corporate Bonds                                        Value

Packaging--1.1%

USD    850,000  Berry Plastics Holding Corp., 9.23%
                   due 9/15/2014 (a)(b)                          $      877,625
     1,240,000  Packaging Dynamics Finance Corp., 10%
                   due 5/01/2016 (a)                                  1,302,000
                                                                 --------------
                                                                      2,179,625

Paper--3.5%

     2,000,000  Abitibi-Consolidated, Inc., 8.855%
                   due 6/15/2011 (b)                                  2,010,000
     2,000,000  Bowater, Inc., 8.355% due 3/15/2010 (b)               2,020,000
     3,000,000  Verso Paper Holdings LLC, 9.11%
                   due 8/01/2014 (a)(b)                               3,090,000
                                                                 --------------
                                                                      7,120,000

Retail--1.0%

     1,800,000  The Neiman Marcus Group, Inc., 9%
                   due 10/15/2015 (e)                                 1,980,000

Service--0.0%

       100,000  Sally Holdings LLC, 10.50%
                   due 11/15/2016 (a)                                   103,500

Telecommunications--0.4%

       800,000  Qwest Corp., 8.605% due 6/15/2013 (b)                   873,000

Utility--3.4%

     1,325,000  Edison Mission Energy, 7.50%
                   due 6/15/2013                                      1,384,625
       250,000  El Paso Performance-Linked Trust, 7.75%
                   due 7/15/2011 (a)                                    265,625
     2,000,000  NRG Energy, Inc., 7.25% due 2/01/2014                 2,040,000
     3,000,000  Reliant Energy, Inc., 6.75% due 12/15/2014            3,112,500
                                                                 --------------
                                                                      6,802,750

Wireless Communications--0.3%

       200,000  Digicel Group Ltd., 9.125%
                   due 1/15/2015 (a)(e)                                 194,750
       325,000  Dobson Communications Corp., 9.61%
                   due 10/15/2012 (b)                                   335,562
                                                                 --------------
                                                                        530,312

                Total Corporate Bonds
                (Cost--$58,763,804)--29.7%                           60,035,110



        Shares
          Held  Common Stocks

Chemicals--0.0%

        10,732  GEO Specialty Chemicals, Inc. (d)                        10,732

Information Technology--0.5%

        52,413  Cypress Semiconductor Corp. (d)                         995,855

Manufacturing--0.1%

        13,053  Medis Technologies Ltd. (d)                             224,250

                Total Common Stocks
                (Cost--$1,422,616)--0.6%                              1,230,837

Total Investments (Cost--$245,475,375*)--122.4%                     247,721,595
Liabilities in Excess of Other Assets--(22.4%)                     (45,357,375)
                                                                 --------------
Net Assets--100.0%                                               $  202,364,220
                                                                 ==============



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $   245,448,458
                                                    ===============
    Gross unrealized appreciation                   $     3,246,202
    Gross unrealized depreciation                         (973,065)
                                                    ---------------
    Net unrealized appreciation                     $     2,273,137
                                                    ===============

 ** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) Convertible security.

(d) Non-income producing security.

(e) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This defintion may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                       $(161,867)      $278,518


  o Swaps outstanding as of February 28, 2007 were as follows:


                                                  Notional        Unrealized
                                                   Amount        Appreciation

    Sold credit default protection on Ford
    Motor Company and receive 3.80%

    Broker, UBS Warburg
    Expires March 2010                           $5,000,000        $20,660


  o Currency Abbreviations:
    EUR     Euro
    USD     U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Statement of Assets, Liabilities and Capital

As of February 28, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$245,475,375)                           $   247,721,595
       Cash                                                                                                             8,883,965
       Unrealized appreciation on swaps                                                                                    20,660
       Receivables:
           Interest                                                                            $     2,808,865
           Securities sold                                                                           1,115,819
           Principal paydowns                                                                          556,337
           Commitment fees                                                                              27,739
           Swaps                                                                                        26,917          4,535,677
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    4,004
                                                                                                                  ---------------
       Total assets                                                                                                   261,165,901
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                           47,000,000
       Unfunded loan commitment                                                                                           368,742
       Payables:
           Securities purchased                                                                     10,980,470
           Dividends to shareholders                                                                   183,549
           Investment adviser                                                                          146,505
           Interest on loans                                                                            31,368
           Other affiliates                                                                              1,615         11,343,507
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              89,432
                                                                                                                  ---------------
       Total liabilities                                                                                               58,801,681
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   202,364,220
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (10,496,930 shares issued and outstanding)                                                                 $     1,049,693
       Paid-in capital in excess of par                                                                               199,119,933
       Undistributed investment income--net                                                    $     1,968,707
       Accumulated realized capital losses--net                                                    (1,756,802)
       Unrealized appreciation--net                                                                  1,982,689
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  2,194,594
                                                                                                                  ---------------
       Total capital--Equivalent to $19.28 net asset value per share of Common Stock
       (market price--$18.50)                                                                                     $   202,364,220
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Statement of Operations

For the Year Ended February 28, 2007
Investment Income

       Interest (including $278,518 from affiliates)                                                              $    21,753,349
       Facility and other fees                                                                                            285,113
                                                                                                                  ---------------
       Total income                                                                                                    22,038,462
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     3,344,187
       Investment advisory fees                                                                      1,973,748
       Borrowing costs                                                                                 124,722
       Professional fees                                                                                92,970
       Accounting services                                                                              90,645
       Directors' fees and expenses                                                                     43,605
       Printing and shareholder reports                                                                 35,081
       Transfer agent fees                                                                              34,152
       Custodian fees                                                                                   18,004
       Pricing services                                                                                 16,580
       Listing fees                                                                                     16,572
       Other                                                                                            15,422
                                                                                               ---------------
       Total expenses                                                                                                   5,805,688
                                                                                                                  ---------------
       Investment income--net                                                                                          16,232,774
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                            170,810
           Swaps--net                                                                                   26,917            197,727
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (1,388,412)
           Swaps--net                                                                                   20,660
           Unfunded corporate loans--net                                                             (137,841)
           Foreign currency transactions--net                                                          (3,345)        (1,508,938)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (1,311,211)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    14,921,563
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          February 28,
Increase (Decrease) in Net Assets:                                                                   2007              2006
Operations

       Investment income--net                                                                  $    16,232,774    $    14,008,010
       Realized gain (loss)--net                                                                       197,727        (1,954,529)
       Change in unrealized appreciation/depreciation--net                                         (1,508,938)        (1,368,145)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         14,921,563         10,685,336
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Dividends and distributions to shareholders:
           Investment income--net                                                                 (16,114,520)       (13,283,655)
           Realized gain--net                                                                               --        (1,099,532)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (16,114,520)       (14,383,187)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (1,192,957)        (3,697,851)
       Beginning of year                                                                           203,557,177        207,255,028
                                                                                               ---------------    ---------------
       End of year*                                                                            $   202,364,220    $   203,557,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,968,707    $     1,850,453
                                                                                               ===============    ===============
             See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Statement of Cash Flows

For the Year Ended February 28, 2007
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $    14,921,563
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in other receivables                                                                                  112,711
           Decrease in prepaid expenses and other assets                                                                      523
           Decrease in other liabilities                                                                                  (1,370)
           Realized and unrealized loss--net                                                                            1,459,887
           Unrealized loss on foreign currency transactions--net                                                          (3,345)
           Amortization of premium and discount                                                                         (243,205)
       Proceeds from sales and paydowns of long-term securities                                                       182,076,483
       Purchases of long-term securities                                                                            (161,852,259)
       Net proceeds from sales of short-term investments                                                                  162,585
                                                                                                                  ---------------
       Cash provided by operating activities                                                                           36,633,573
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                  119,200,000
       Cash payments on borrowings                                                                                  (133,600,000)
       Dividends paid to shareholders                                                                                (16,221,717)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (30,621,717)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                             6,011,856
       Cash at beginning of year                                                                                        2,872,109
                                                                                                                  ---------------
       Cash at end of year                                                                                        $     8,883,965
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     3,345,190
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Financial Highlights

                                                                                                                 For the Period
                                                                                        For the Year Ended     July 30, 2004++ to
The following per share data and ratios have been derived                                  February 28,           February 28,
from information provided in the financial statements.                                  2007            2006          2005
Per Share Operating Performance

       Net asset value, beginning of period                                         $     19.39      $     19.74      $     19.10
                                                                                    -----------      -----------      -----------
       Investment income--net***                                                           1.55             1.33              .58
       Realized and unrealized gain (loss)--net                                           (.12)            (.31)              .57
                                                                                    -----------      -----------      -----------
       Total from investment operations                                                    1.43             1.02             1.15
                                                                                    -----------      -----------      -----------
       Less dividends and distributions from:
           Investment income--net                                                        (1.54)           (1.27)            (.47)
           Realized gain--net                                                                --            (.10)            (.01)
                                                                                    -----------      -----------      -----------
       Total dividends and distributions                                                 (1.54)           (1.37)            (.48)
                                                                                    -----------      -----------      -----------
       Offering costs resulting from the issuance of Common Stock                            --               --            (.03)
                                                                                    -----------      -----------      -----------
       Net asset value, end of period                                               $     19.28      $     19.39      $     19.74
                                                                                    ===========      ===========      ===========
       Market price per share, end of period                                        $     18.50      $     17.76      $     19.44
                                                                                    ===========      ===========      ===========

Total Investment Return**

       Based on net asset value per share                                                 8.31%            6.07%         5.97%+++
                                                                                    ===========      ===========      ===========
       Based on market price per share                                                   13.47%          (1.35%)        (.34%)+++
                                                                                    ===========      ===========      ===========

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                             1.22%            1.25%            .92%*
                                                                                    ===========      ===========      ===========
       Expenses, net of waiver                                                            2.87%            2.46%           1.30%*
                                                                                    ===========      ===========      ===========
       Expenses                                                                           2.87%            2.46%           1.48%*
                                                                                    ===========      ===========      ===========
       Investment income--net                                                             8.03%            6.88%           5.11%*
                                                                                    ===========      ===========      ===========

Leverage

       Amount of borrowings, end of period (in thousands)                           $    47,000      $    61,400      $    60,300
                                                                                    ===========      ===========      ===========
       Average amount of borrowings outstanding during the period (in thousands)    $    61,022      $    63,725      $    29,072
                                                                                    ===========      ===========      ===========
       Average amount of borrowings outstanding per share during the period***      $      5.81      $      6.07      $      2.80
                                                                                    ===========      ===========      ===========

Supplemental Data

       Net assets, end of period (in thousands)                                     $   202,364      $   203,557      $   207,255
                                                                                    ===========      ===========      ===========
       Portfolio turnover                                                                65.19%           72.49%           29.68%
                                                                                    ===========      ===========      ===========

          * Annualized.

         ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

        *** Based on average shares outstanding.

         ++ Commencement of operations.

        +++ Aggregate total investment return.

            See Notes to Financial Statements.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Floating Rate Income Strategies Fund II, Inc. was renamed BlackRock Floating Rate Income Strategies Fund II, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRB.

(a) Corporate debt obligations--The Fund invests principally in floating rate obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at the last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).


Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") and its affiliates, combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM") with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% of the average daily value of the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended February 28, 2007, the Fund reimbursed FAM and the Manager $2,617 and $1,615, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, FAM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2007 were $167,864,547 and $183,718,823, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


5. Unfunded Loan Commitments:
As of February 28, 2007, the Fund had unfunded loan commitments of approximately $17,231,000, which would be extended at the option of the borrower pursuant to the following loan agreements:

                                                         (in Thousands)

                                                               Value of
                                            Unfunded         Underlying
Borrower                                  Commitment               Loan

ALON U.S.A., Inc.                             $  111             $  112
Aquila, Inc.                                  $3,000             $2,970
Calpine Corp.                                 $1,500             $1,496
LSP General Finance Co. LLC                   $   71             $   71
MGM Mirage Revolving Line
  of Credit                                   $5,000             $4,844
MEG Energy Corp.                              $  500             $  497
Renfro Corp.                                  $   59             $   59
Spanish Broadcasting System, Inc.             $2,500             $2,419
Trump Entertainment Delay Draw                $  990             $  998
Trump Entertainment Resorts
  Holdings LP                                 $2,000             $1,940
Venetian Macau U.S. Finance Co.               $  500             $  501
Vought Aircraft Industries, Inc.              $1,000             $  955



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Notes to Financial Statements (concluded)


6. Short-Term Borrowings:
On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp"), as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $100,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.48% and the average borrowing was approximately $61,022,000 for the year ended February 28, 2007.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.120834 per share on March 30, 2007 to shareholders of record on March 15, 2007.

The tax character of distributions paid during the fiscal years ended February 28, 2007 and February 28, 2006 was as follows:


                                           2/28/2007          2/28/2006
Distributions paid from:

  Ordinary income                    $    16,114,520    $    14,383,187
                                     ---------------    ---------------
Total taxable distributions          $    16,114,520    $    14,383,187
                                     ===============    ===============



As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     1,968,707
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,968,707
Capital loss carryforward                                  (1,783,719)*
Unrealized gains--net                                       2,009,606**
                                                        ---------------
Total accumulated earnings--net                         $     2,194,594
                                                        ===============

  * On February 28, 2007, the Fund had a net capital loss carryforward of $1,783,719, of which $467,774 expires in 2014 and $1,315,945 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

 ** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the accounting treatment of swap payments.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Floating Rate Income Strategies Fund II, Inc. (formerly Floating Rate Income Strategies Fund II, Inc.) as of February 28, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Strategies Fund II, Inc. as of February 28, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
April 23, 2007



Fund Certification (unaudited)


In February 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock Floating Rate Income Strategies Fund II, Inc. for the fiscal year ended February 28, 2007:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:       March 2006                                    82.16%*
                  April 2006                                    85.00%*
                  May 2006 - January 2007                       89.78%*
                  February 2007                                 63.29%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s)   Length of                                                 Fund Complex   Directorships
                         Held with     Time                                                      Overseen by    Held by
Name, Address & Age      Fund          Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*     President     2005 to  Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011            and           present  Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,               Director               Chairman of the BlackRock Retail Operating
NJ 08543-9011                                   Committee, and member of the BlackRock
Age: 52                                         Executive Committee since 2006; President of
                                                the funds advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to
                                                2006 and Chief Investment Officer thereof from
                                                2001 to 2006; President of MLIM and Fund Asset
                                                Management, L.P. ("FAM") from 2001 to 2006;
                                                Co-Head (Americas Region) thereof from 2000
                                                to 2001 and Senior Vice President from 1999 to
                                                2001; President and Director of Princeton Services,
                                                Inc. ("Princeton Services") and President of
                                                Princeton Administrators, L.P. from 2001 to 2006;
                                                Chief Investment Officer of OppenheimerFunds, Inc.
                                                in 1999 and Executive Vice President thereof from
                                                1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s)   Length of                                                 Fund Complex   Directorships
                         Held with     Time                                                      Overseen by    Held by
Name, Address & Age      Fund          Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**       Director      2004 to  Professor Emeritus of Finance, School of         47 Funds       None
P.O. Box 9095                          present  Business, State University of New York at        49 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 66                                         Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery++  Director      2004 to  Professor, Harvard Business School since 1989;   47 Funds       Newell
P.O. Box 9095                          present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                      School of Management, Northwestern University                   (manufacturing).
NJ 08543-9095                                   from 1985 to 1989; Associate Professor, Graduate
Age: 54                                         School of Business Administration, University of
                                                Michigan from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid          Director      2004 to  Self-employed consultant since 2001; Counsel     47 Funds       None
P.O. Box 9095                          present  of Alliance Capital Management (investment       49 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 61                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director and
                                                Secretary of SCB Partners, Inc. since 2000;
                                                Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth       Director      2004 to  President, Middle East Institute, from 1995 to   47 Funds       None
P.O. Box 9095                          present  2001; Foreign Service Officer, United States     49 Portfolios
Princeton,                                      Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                   Minister from 1989 to 1995; Deputy Inspector
Age: 71                                         General, U.S. Department of State, from 1991 to
                                                1994; U.S. Ambassador to the Hashemite Kingdom
                                                of Jordan from 1987 to 1990.


Richard R. West          Director      2004 to  Professor of Finance from 1984 to 1995, Dean     47 Funds       Bowne & Co.,
P.O. Box 9095                          present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                      Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                   Stern School of Business Administration.                        Vornado Realty
Age: 69                                                                                                         Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company).


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Board of Directors and the Audit Committee.

 ++ Chair of the Nominating Committee.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007


Officers and Directors (concluded)

                         Position(s)   Length of
                         Held with     Time
Name, Address & Age      Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke          Vice          2004 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011            President     present  Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,               and                    ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011            Treasurer              Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                         to 1997.


Jeffrey Hiller           Fund Chief    2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since
P.O. Box 9011            Compliance    present  2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
Princeton,               Officer                President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to
NJ 08543-9011                                   2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of
Age: 55                                         Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
                                                Director and Global Director of Compliance at Citigroup Asset Management from
                                                2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino      Secretary     2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                          present  2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                      with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                   Princeton Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRB


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Floating Rate Income Strategies Fund II, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.

Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.       FEBRUARY 28, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending February 28, 2007 - $40,200
                                Fiscal Year Ending February 28, 2006 - $40,200

           (b) Audit-Related Fees -
                                Fiscal Year Ending February 28, 2007 - $8,000 Fiscal Year Ending February 28, 2006 - $8,000

           The nature of the services include agreed upon procedures related to the credit facility.

           (c) Tax Fees -       Fiscal Year Ending February 28, 2007 - $6,100
                                Fiscal Year Ending February 28, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending February 28, 2007 - $0
                                Fiscal Year Ending February 28, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending February 28, 2007 - $3,034,617
               Fiscal Year Ending February 28, 2006 - $4,944,454

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures
           ------------------------------------

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended February 28 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund as of October 2, 2006. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of February 28, 2007:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                           Other
       (i) Name of       Registered     Other Pooled                     Registered    Other Pooled
       Portfolio         Investment      Investment         Other        Investment     Investment      Other
       Manager           Companies        Vehicles         Accounts      Companies       Vehicles      Accounts
       Kevin J.
       Booth                      9                 2             1            0                  2          0
                   $  5,606,674,638   $   529,770,486  $   56,698,833    $     0    $   529,770,486    $     0

       Mark J.
       Williams                   8                18               1          0                 10          0
                   $  4,854,543,445   $ 6,003,278,704  $  158,013,679    $     0    $ 3,985,661,008    $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of February 28, 2007:

                Compensation Program
                BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                Base Compensation
                Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                Discretionary Compensation
                In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                Long-Term Retention and Incentive Plan (LTIP)
                The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                Deferred Compensation Program
                A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                Options and Restricted Stock Awards
                While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                Incentive Savings Plans
                BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of
           the stock on the purchase date.   Annual participation in the ESPP
           is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

          (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Messrs. Booth and Williams do not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Floating Rate Income Strategies Fund II, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: April 23, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Floating Rate Income Strategies Fund II, Inc.


Date: April 23, 2007